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EXHIBIT 23.2

                        CONRAD C. LYSIAK
                 Attorney and Counselor at Law
                     601 West First Avenue
                           Suite 503
                  Spokane, Washington   99201
                         (509) 624-1475
                      FAX: (509) 747-1770





                            CONSENT


     I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, Zeolite Mining Corporation.

          DATED this 7th day of March, 2001.

                              Yours truly,

                              /s/ Conrad C. Lysiak
                              Conrad C. Lysiak